UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investors Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: March 31, 2009

ITEM 1. SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST
LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO
FORM N-Q
MARCH 31, 2009

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited)	March 31, 2009

Face
Amount	Security	Value

CORPORATE BONDS & NOTES — 36.9%
CONSUMER DISCRETIONARY — 3.3%
Auto Components — 0.0%
	Visteon Corp., Senior Notes:
$6,000	8.250% due 8/1/10	$330
4,000	12.250% due 12/31/16 (a)	220

	Total Auto Components	550

Automobiles — 0.3%
	Ford Motor Co.:
	Debentures:
10,000	6.625% due 10/1/28	3,050
25,000	8.900% due 1/15/32	7,688
345,000	Notes, 7.450% due 7/16/31	111,262
	General Motors Corp., Senior Debentures:
160,000	8.250% due 7/15/23	19,600
5,000	8.375% due 7/15/33	625

	Total Automobiles	142,225

Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
20,000	7.625% due 10/1/18	17,300
35,000	7.500% due 4/1/27	25,900

	Total Diversified Consumer Services	43,200

Hotels, Restaurants & Leisure — 0.3%
25,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	8,250
30,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	25,950
80,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	28,400
	Station Casinos Inc.:
15,000	Senior Notes, 7.750% due 8/15/16 (b) (c)	3,525
75,000	Senior Subordinated Notes, 6.500% due 2/1/14 (b) (c)	4,125
125,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	98,125

	Total Hotels, Restaurants & Leisure	168,375

Media — 2.6%
170,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)(c)	19,125
30,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	15,525
190,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	38,950
325,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	347,856
100,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	108,580
	Comcast Corp.:
	Notes:
140,000	6.500% due 1/15/15	139,378
10,000	5.875% due 2/15/18	9,524
10,000	Senior Notes, 6.500% due 1/15/17	9,914
50,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	48,375
81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	82,316
75,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	67,313
60,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	61,620
290,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	259,769

	Total Media	1,208,245

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Multiline Retail — 0.0%
$25,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (d)	$8,156

	TOTAL CONSUMER DISCRETIONARY	1,570,751

CONSUMER STAPLES — 0.7%
Food & Staples Retailing — 0.4%
	CVS Caremark Corp.:
70,000	6.600% due 3/15/19	70,681
175,845	Pass-Through Certificates, 6.943% due 1/10/30 (a)	134,384

	Total Food & Staples Retailing	205,065

Food Products — 0.3%
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10	92,500
27,000	8.875% due 3/15/11	23,153

	Total Food Products	115,653

	TOTAL CONSUMER STAPLES	320,718

ENERGY — 6.0%
Energy Equipment & Services — 0.3%
55,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	35,200
100,000	Smith International Inc., Senior Notes, 9.750% due 3/15/19	104,623

	Total Energy Equipment & Services	139,823

Oil, Gas & Consumable Fuels — 5.7%
290,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	227,033
80,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	56,061
100,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	83,750
	Compagnie Generale de Geophysique SA, Senior Notes:
15,000	7.500% due 5/15/15	11,925
55,000	7.750% due 5/15/17	42,350
355,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	354,416
	El Paso Corp., Medium-Term Notes:
225,000	7.375% due 12/15/12	210,278
30,000	7.750% due 1/15/32	22,501
100,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	78,000
175,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (a)	158,375
100,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (a)	73,000
	Hess Corp.:
30,000	8.125% due 2/15/19	30,979
	Notes:
20,000	7.875% due 10/1/29	18,144
210,000	7.300% due 8/15/31	183,145
240,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (a)	140,400
170,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (a)	141,950
20,000	Kinder Morgan Energy Partners LP, Senior Notes, 6.000% due 2/1/17	18,812
	OPTI Canada Inc., Senior Secured Notes:
40,000	7.875% due 12/15/14	17,700
45,000	8.250% due 12/15/14	20,363
20,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	19,600
65,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	46,556
190,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	190,950
30,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(c)	1,200
20,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	17,358
75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	56,625
	Williams Cos. Inc.:
See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 5.7% (continued)
$130,000	Debentures, 7.500% due 1/15/31	$102,940
	Notes:
55,000	7.875% due 9/1/21	50,972
174,000	8.750% due 3/15/32	158,271
	Senior Notes:
75,000	7.625% due 7/15/19	70,246
40,000	7.750% due 6/15/31	32,476
	XTO Energy Inc., Senior Notes:
60,000	6.500% due 12/15/18	59,716
10,000	6.750% due 8/1/37	9,128

	Total Oil, Gas & Consumable Fuels	2,705,220

	TOTAL ENERGY	2,845,043

FINANCIALS — 12.8%
Capital Markets — 2.0%
100,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	103,439
90,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17 (e)(f)	33,394
190,000	Goldman Sachs Group Inc., Senior Notes, 7.500% due 2/15/19	189,911
490,000	Kaupthing Bank HF, Senior Notes, 7.625% due 2/28/15 (a)(b)(c)(g)	37,975
80,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (c)(e)	8
630,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17 (c)	63
	Morgan Stanley:
80,000	Medium-Term Notes, 1.593% due 10/18/16 (e)	53,726
600,000	Subordinated Notes, 4.750% due 4/1/14	491,066
20,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (a)	19,276

	Total Capital Markets	928,858

Commercial Banks — 2.2%
	Glitnir Banki HF:
190,000	Notes, 6.330% due 7/28/11 (a)(b)(c)	21,375
170,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	102
	ICICI Bank Ltd., Subordinated Bonds:
118,000	6.375% due 4/30/22 (a)(e)	66,524
120,000	6.375% due 4/30/22 (a)(e)	66,282
340,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(b)(c)	2,125
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(e)(f)	69,066
120,000	Royal Bank of Scotland Group PLC, Bonds, 6.990% due 10/5/17 (a)(e)(f)	52,864
160,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(e)	119,065
170,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(e)(f)	28,920
80,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/1/36 (e)	44,952
	TuranAlem Finance BV, Bonds:
210,000	8.250% due 1/22/37 (a)	47,250
170,000	8.250% due 1/22/37 (a)	35,700
510,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	423,928
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	67,681

	Total Commercial Banks	1,045,834

Consumer Finance — 4.0%
120,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (e)	57,943
	Ford Motor Credit Co.:
See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Consumer Finance — 4.0% (continued)
	Notes:
$650,000	7.375% due 10/28/09	$583,025
410,000	7.875% due 6/15/10	338,914
183,000	Senior Notes, 6.570% due 6/15/11 (e)	129,244
	GMAC LLC:
6,000	7.250% due 3/2/11 (a)	4,444
69,000	7.500% due 12/31/13 (a)	33,194
107,000	6.750% due 12/1/14 (a)	62,245
54,000	8.000% due 12/31/18 (a)	15,692
12,000	8.000% due 11/1/31 (a)	5,783
	Senior Notes:
237,000	6.875% due 9/15/11 (a)	168,502
291,000	6.625% due 5/15/12 (a)	195,334
	SLM Corp., Medium-Term Notes:
160,000	5.000% due 10/1/13	85,157
335,000	5.375% due 5/15/14	173,763
40,000	5.050% due 11/14/14	21,197
50,000	5.625% due 8/1/33	20,049

	Total Consumer Finance	1,894,486

Diversified Financial Services — 4.1%
200,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(e)	18,132
160,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	56,012
	Bank of America Corp.:
120,000	Notes, Preferred Securities, 8.000% due 1/30/18 (e)(f)	48,112
400,000	Subordinated Notes, 5.420% due 3/15/17	243,452
330,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (a)	317,977
	General Electric Capital Corp.:
300,000	Senior Notes, 6.875% due 1/10/39	245,354
300,000	Subordinated Debentures, 6.375% due 11/15/67 (e)	145,868
	JPMorgan Chase & Co.:
130,000	5.150% due 10/1/15	114,754
	Subordinated Notes:
120,000	6.625% due 3/15/12	117,286
260,000	5.125% due 9/15/14	230,282
140,000	6.125% due 6/27/17	128,999
30,000	Rio Tinto Finance USA Ltd., Senior Notes, 5.875% due 7/15/13	26,926
	TNK-BP Finance SA, Senior Notes:
200,000	7.500% due 7/18/16 (a)	146,000
100,000	7.875% due 3/13/18 (a)	70,500
50,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	41,750

	Total Diversified Financial Services	1,951,404

Insurance — 0.4%
	American International Group Inc.:
140,000	Junior Subordinated Debentures, 6.250% due 3/15/37	14,000
30,000	Medium-Term Notes, 5.850% due 1/16/18	11,760
270,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	113,592
130,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/67 (e)	69,076

	Total Insurance	208,428

Real Estate Management & Development — 0.1%
150,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	26,250

	TOTAL FINANCIALS	6,055,260

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

HEALTH CARE — 2.1%
Health Care Providers & Services — 1.0%
$50,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	$47,500
65,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	63,375
	HCA Inc.:
	Senior Notes:
14,000	6.300% due 10/1/12	11,760
151,000	5.750% due 3/15/14	99,660
	Senior Secured Notes:
110,000	9.250% due 11/15/16	100,375
33,000	9.625% due 11/15/16 (d)	26,400
	Tenet Healthcare Corp., Senior Notes:
75,000	7.375% due 2/1/13	60,000
15,000	6.875% due 11/15/31	7,500
	WellPoint Inc.:
40,000	Notes, 7.000% due 2/15/19	40,092
10,000	Senior Notes, 5.875% due 6/15/17	9,416

	Total Health Care Providers & Services	466,078

Pharmaceuticals — 1.1%
130,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	138,802
230,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (a)	237,171
150,000	Wyeth, Notes, 5.950% due 4/1/37	141,725

	Total Pharmaceuticals	517,698

	TOTAL HEALTH CARE	983,776

INDUSTRIALS — 1.2%
Aerospace & Defense — 0.5%
50,000	Boeing Co., Senior Notes, 6.000% due 3/15/19	51,450
175,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	176,094

	Total Aerospace & Defense	227,544

Airlines — 0.5%
363,024	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	243,226

Commercial Services & Supplies — 0.1%
50,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	48,250

Road & Rail — 0.1%
	Hertz Corp.:
25,000	Senior Notes, 8.875% due 1/1/14	15,281
10,000	Senior Subordinated Notes, 10.500% due 1/1/16	4,400
35,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16 (a)	33,338

	Total Road & Rail	53,019

	TOTAL INDUSTRIALS	572,039

INFORMATION TECHNOLOGY — 0.1%
Office Electronics — 0.1%
50,000	Xerox Corp., Senior Notes, 6.400% due 3/15/16	38,173

MATERIALS — 1.9%
Chemicals — 0.3%
80,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	78,600
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (g)	71,524

	Total Chemicals	150,124

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Containers & Packaging — 0.0%
$25,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (b)(c)(g)	$0

Metals & Mining — 1.2%
190,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (a)	121,600
80,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	74,905
30,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	26,299
45,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	30,712
270,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	234,506
100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	74,500

	Total Metals & Mining	562,522

Paper & Forest Products — 0.4%
190,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	182,879

	TOTAL MATERIALS	895,525

TELECOMMUNICATION SERVICES — 5.2%
Diversified Telecommunication Services — 3.9%
	AT&T Inc.:
30,000	5.800% due 2/15/19	29,422
140,000	Global Notes, 5.500% due 2/1/18	135,607
110,000	Senior Bonds, 6.550% due 2/15/39	100,075
260,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	255,451
30,000	Frontier Communications Corp., Senior Notes, 7.875% due 1/15/27	20,400
200,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	206,984
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	27,800
120,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	104,400
425,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	358,813
345,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	347,526
60,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	61,497
190,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (a)	138,700
45,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	44,437

	Total Diversified Telecommunication Services	1,831,112

Wireless Telecommunication Services — 1.3%
80,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	72,951
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,250
	Nextel Communications Inc., Senior Notes:
160,000	6.875% due 10/31/13	92,000
205,000	7.375% due 8/1/15	109,675
30,000	Rogers Communications Inc., Senior Notes, 6.800% due 8/15/18	30,035
325,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	294,125

	Total Wireless Telecommunication Services	624,036

	TOTAL TELECOMMUNICATION SERVICES	2,455,148

UTILITIES — 3.6%
Electric Utilities — 1.1%
14,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	14,814
195,000	Exelon Corp., Bonds, 5.625% due 6/15/35	130,616
285,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	232,491
130,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	127,614

	Total Electric Utilities	505,535

Independent Power Producers & Energy Traders — 2.5%
	AES Corp., Senior Notes:
93,000	9.375% due 9/15/10	92,070
17,000	7.750% due 3/1/14	15,300
See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Independent Power Producers & Energy Traders — 2.5% (continued)
$50,000	7.750% due 10/15/15	$43,875
280,000	8.000% due 10/15/17	241,500
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	13,375
60,000	Senior Notes, 7.750% due 6/1/19	39,300
	Edison Mission Energy, Senior Notes:
110,000	7.200% due 5/15/19	77,000
20,000	7.625% due 5/15/27	12,100
	Energy Future Holdings Corp., Senior Notes:
10,000	10.875% due 11/1/17	6,500
810,000	11.250% due 11/1/17 (d)	346,275
	NRG Energy Inc., Senior Notes:
25,000	7.250% due 2/1/14	23,563
150,000	7.375% due 2/1/16	139,875
	TXU Corp., Senior Notes:
80,000	5.550% due 11/15/14	30,167
75,000	6.500% due 11/15/24	21,414
250,000	6.550% due 11/15/34	69,007

	Total Independent Power Producers & Energy Traders	1,171,321

	TOTAL UTILITIES	1,676,856

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $25,416,038)	17,413,289

ASSET-BACKED SECURITIES — 6.3%
FINANCIALS — 6.3%
Credit Card — 0.9%
430,000	Washington Mutual Master Note Trust, 0.586% due 9/16/13 (a)(e)	413,631

Home Equity — 5.3%
117,062	Accredited Mortgage Loan Trust, 0.762% due 9/25/35 (e)	87,049
487,218	ACE Securities Corp., 0.692% due 1/25/36 (e)	58,770
49,333	Amortizing Residential Collateral Trust, 2.322% due 8/25/32 (e)	17,363
344,560	Bear Stearns Asset-Backed Securities Trust, 0.872% due 9/25/34 (e)	301,795
89,584	Countrywide Asset-Backed Certificates, 1.772% due 6/25/34 (e)	7,175
	Countrywide Home Equity Loan Trust:
609,199	1.106% due 11/15/28 (e)(g)	310,417
465,529	0.856% due 12/15/33 (a)(e)	74,485
588,735	First Horizon ABS Trust, 0.682% due 10/25/34 (e)	143,586
612,180	GMAC Mortgage Corp. Loan Trust, 1.272% due 2/25/31 (a)(e)	299,234
76,202	Green Tree Financial Corp., 7.070% due 1/15/29	66,426
198,597	GSAMP Trust, 0.622% due 1/25/36 (e)	27,491
372,780	Indymac Home Equity Loan Asset-Backed Trust, 0.692% due 4/25/36 (e)	132,923
755,168	Lehman XS Trust, 0.732% due 9/25/46 (e)	287,288
381,733	SACO I Trust, 0.692% due 3/25/36 (e)	64,617
3,130	Sail Net Interest Margin Notes, 7.750% due 4/27/33 (a)(b)	0
637,285	Securitized Asset Backed Receivables LLC, 0.752% due 2/25/37 (e)	285,135
699,451	Washington Mutual Asset-Backed Certificates, 0.772% due 5/25/37 (e)	369,007

	Total Home Equity	2,532,761

Manufactured Housing — 0.1%
40,514	Mid-State Trust, 7.340% due 7/1/35	33,740

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $6,930,951)	2,980,132

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.7%
571,832	American Home Mortgage Investment Trust, 5.294% due 6/25/45 (e)	288,912
See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.7% (continued)
$760,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (e)	$565,583
417,110	Banc of America Mortgage Securities, 4.802% due 9/25/35 (e)	316,088
129,915	Banc of America Mortgage Securities Inc., 5.171% due 12/25/34 (e)	98,845
125,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (e)	114,612
271,695	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (a)	268,174
	Countrywide Alternative Loan Trust:
434,683	0.775% due 7/20/35 (e)	175,964
501,676	0.852% due 11/20/35 (e)	202,075
503,236	0.792% due 1/25/36 (e)	197,170
583,364	0.732% due 7/25/36 (e)	211,242
343,775	Countrywide Home Loan, Mortgage Pass-Through Trust, 0.822% due 5/25/35 (e)	142,794
810,000	Credit Suisse Mortgage Capital Certificates, 5.552% due 2/15/39 (e)	659,118
272,495	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.944% due 8/25/35 (e)	217,240
	Downey Savings & Loan Association Mortgage Loan Trust:
340,222	0.766% due 3/19/45 (e)	133,570
481,535	2.553% due 3/19/46 (e)	163,722
481,535	2.553% due 3/19/47 (e)	114,966
5,841,525	First Union National Bank Commercial Mortgage, IO, 0.563% due 5/17/32 (b)(e)	62,476
293,934	GSR Mortgage Loan Trust, 4.734% due 10/25/35 (e)	141,617
	Harborview Mortgage Loan Trust:
333,323	0.956% due 11/19/34 (e)	166,429
392,683	0.906% due 1/19/35 (e)	164,214
738,597	0.766% due 11/19/36 (e)	276,593
236,521	Indymac Index Mortgage Loan Trust, 5.135% due 3/25/35 (e)(g)	99,308
123,351	Merit Securities Corp., 2.023% due 9/28/32 (a)(e)	88,773
	Merrill Lynch/Countrywide Commercial Mortgage Trust:
760,000	5.957% due 7/12/17 (e)	502,276
740,000	5.749% due 6/12/50 (e)	469,496
700,785	Morgan Stanley Mortgage Loan Trust, 5.697% due 3/25/36 (e)	325,103
218,696	RBSGC Mortgage Pass-Through Certificates, 0.972% due 1/25/37 (e)	87,107
	Residential Accredit Loans Inc.:
229,456	0.882% due 1/25/37 (e)	97,422
300,000	0.727% due 9/25/46 (e)	82,230
363,668	Sequoia Mortgage Trust, 4.859% due 6/20/33 (e)	275,192
431,695	Structured Adjustable Rate Mortgage Loan Trust, 0.842% due 10/25/35 (e)	174,433
	Structured Asset Mortgage Investments Inc.:
50,051	5.403% due 8/25/35 (e)	23,853
373,560	0.732% due 5/25/36 (e)	134,458
246,274	Structured Asset Securities Corp., 0.802% due 4/25/35 (e)	205,449
700,000	Washington Mutual Inc., 4.425% due 8/25/35 (e)	300,784
	Washington Mutual Inc. Pass-Through Certificates:
576,267	0.792% due 12/25/45 (e)	235,321
313,478	0.812% due 12/25/45 (e)	130,622
	Washington Mutual Mortgage Pass-Through Certificates:
302,048	5.506% due 9/25/36 (e)	167,768
812,433	2.443% due 7/25/47 (e)	154,362
211,077	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (e)	127,969

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $16,253,705)	8,363,330

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

COLLATERALIZED SENIOR LOAN — 0.3%
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
$246,875	First Data Corp., Term Loan, 3.223% due 10/15/14 (a)(e)
	(Cost — $238,600)	$167,088

CONVERTIBLE BOND & NOTE — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
60,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36
	(Cost — $60,000)	21,225

MORTGAGE-BACKED SECURITIES — 36.4%
FHLMC — 7.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
131,197	5.762% due 2/1/37 (e)(h)	136,390
737,834	5.883% due 4/1/37 (e)(h)	768,702
291,634	5.887% due 5/1/37 (e)(h)	303,256
343,246	5.932% due 5/1/37 (e)(h)	357,218
693,634	5.569% due 1/1/38 (e)(h)	718,736
1,005,517	Gold, 5.500% due 11/1/35-4/1/38 (h)	1,044,815

	TOTAL FHLMC	3,329,117

FNMA — 24.5%
	Federal National Mortgage Association (FNMA):
2,800,000	5.500% due 4/16/24 (h)(i)	2,919,437
7,026	8.000% due 7/1/30-9/1/30 (h)	7,639
27,056	7.500% due 8/1/30-2/1/31 (h)	29,306
2,243,669	5.000% due 6/1/35-2/1/36 (h)	2,320,703
414,396	5.500% due 11/1/36 (h)	430,681
784,498	6.500% due 6/1/37 (h)	827,471
90,659	6.000% due 7/1/38 (h)	94,809
4,800,000	5.000% due 4/13/39 (h)(i)	4,953,749

	TOTAL FNMA	11,583,795

GNMA — 4.9%
	Government National Mortgage Association (GNMA):
900,000	5.500% due 4/20/39 (i)	935,439
1,300,000	6.000% due 4/20/39 (i)	1,356,875

	TOTAL GNMA	2,292,314

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $16,727,691)	17,205,226

SOVEREIGN BONDS — 3.3%
Italy — 0.7%
325,000	Region of Lombardy, 5.804% due 10/25/32	344,842

Mexico — 1.0%
	United Mexican States, Medium-Term Notes:
145,000	5.875% due 1/15/14	150,655
270,000	5.625% due 1/15/17	265,410
56,000	6.750% due 9/27/34	53,021

	Total Mexico	469,086

Russia — 0.5%
175,000	Russian Federation, 11.000% due 7/24/18 (a)	224,976

Supranational — 1.1%
540,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	532,745

	TOTAL SOVEREIGN BONDS
	(Cost — $1,558,740)	1,571,649

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.5%
U.S. Government Agencies — 4.8%
$400,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (a)	$436,760
1,000,000	Federal Home Loan Bank (FHLB), 1.050% due 2/23/10	1,001,037
490,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 4.375% due 1/25/10 (h)	503,356
270,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	308,528

	Total U.S. Government Agencies	2,249,681

U.S. Government Obligations — 0.7%
	U.S. Treasury Bonds:
110,000	5.500% due 8/15/28	138,858
135,000	5.375% due 2/15/31 (j)	170,248
20,000	U.S. Treasury Notes, 2.750% due 2/15/19	20,115

	Total U.S. Government Obligations	329,221

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $2,489,678)	2,578,902

U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.4%
	U.S. Treasury Bonds, Inflation Indexed:
282,162	1.750% due 1/15/28 (j)	271,140
353,988	2.500% due 1/15/29	384,519

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES
	(Cost — $586,064)	655,659

Shares

COMMON STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
	Axiohm Transaction Solutions Inc. (b)(g)*
1,014	(Cost — $0)	0

PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Consumer Finance — 0.1%
141	Preferred Blocker Inc., 7.000% (a)	28,081

Thrifts & Mortgage Finance — 0.0%
10,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (e)(h)*	4,600
400	Federal National Mortgage Association (FNMA), 7.000% (e)(h)*	240
7,475	Federal National Mortgage Association (FNMA), 8.250% (e)(h)*	5,307

	Total Thrifts & Mortgage Finance	10,147

	TOTAL PREFERRED STOCKS
	(Cost — $488,184)	38,228

Contracts

PURCHASED OPTION — 0.1%
	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.10 Index, Call @ 2.72%, expires 5/20/09 (g)
2,000,000	(Cost — $39,200)	37,814

Warrants

WARRANTS — 0.0%
	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20(g)*
1,250	(Cost — $0)	21,875

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $70,788,851)	51,054,417

See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 11.9%
U.S. Government Agencies — 5.1%
$2,300,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09 (h)(k)	$2,299,209
118,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.351% due 5/18/09 (h)(j)(k)	117,946

	Total U.S. Government Agencies
	(Cost — $2,415,694)	2,417,155

U.S. Government Obligation — 6.4%
3,000,000	U.S. Treasury Bills, 0.400% due 8/6/09 (k)
	(Cost — $2,995,772)	2,997,300

Repurchase Agreement — 0.4%
195,000
Morgan Stanley tri-party repurchase agreement dated 03/31/09, 0.160% due 4/1/09; Proceeds at maturity — $195,001; (Fully collateralized by U.S. government agency obligation, 2.625% due 3/19/12; Market value — $201,021)

	(Cost — $195,000)	195,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $5,606,466)	5,609,455

	TOTAL INVESTMENTS — 119.9% (Cost — $76,395,317#)	56,663,872
	Liabilities in Excess of Other Assets — (19.9)%	(9,420,589)

	TOTAL NET ASSETS — 100.0%	$47,243,283

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is currently in default.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:
GMAC — General Motors Acceptance Corp.
GSAMP — Goldman Sachs Alternative Mortgage Products
IO — Interest Only
See Notes to Schedule of Investments.

Legg Mason Partners Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009
Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value

4	Eurodollar Futures, Call	9/14/09	$97.63	$13,050
10	U.S. Treasury Bonds 30-Year Futures, Put	5/22/09	121.00	5,313
6	U.S. Treasury Notes 10-Year Futures, Call	4/24/09	124.00	6,656

Notional Par		Expiration Date	Strike Rate	Value

4,000,000	Credit default swaption with Barclays Capital Inc. to buy protection on Dow Jones CDX.NA.IG.10 Index, Call (g)	5/20/09	2.30	33,591

	Total Written Options
	(Premiums Received — $79,958)			$58,610

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)
1. Organization and Significant Accounting Policies
Legg Mason Partners Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
The Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

				Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	March 31, 2009	(Level 1)	(Level 2)	(Level 3)

Investments in Securities	$56,663,872	$10,147	$56,283,458	$370,267
Other Financial Instruments*	59,133	153,703	(94,570)	—

Total	$56,723,005	$163,850	$56,188,888	$370,267

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Notes to Schedule of Investments (unaudited) (continued)
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in
	Securities
Balance as of December 31, 2008	$84,795
Accrued premiums/discounts	2,086
Realized gain (loss)	(65,741	)(1)
Change in unrealized appreciation (depreciation)	75,035	(2)
Net purchases (sales)	—
Transfers in and/or out of Level 3	274,092

Balance as of March 31, 2009	$370,267

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(706,886	)(2)

(1)	This amount is included in net realized gain (loss) from investment.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.
(c) Financial Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Portfolio, payment is not sent daily, but is recorded as a net payable or receivable by the Portfolio to or from the futures broker, which holds cash collateral from the Portfolio. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The Portfolio may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Portfolio’s prospectus and statement of additional information.
(d) Loan Participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)
(e) Stripped Securities. The Portfolio invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.
(f) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.
The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Mortgage Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Portfolio executes its mortgage dollar rolls entirely in the TBA market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j) Credit and Market Risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.
(k) Swap Contracts. Swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.
Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
(l) Credit Default Swap. The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)
The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Portfolio’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of March 31, 2009 was $221,058. If a defined credit event had occurred as of March 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $4,052,571 less the value of the contracts’ related reference obligations.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(m) Security Transactions. Security transactions are accounted for on a trade date basis.
2. Investments
At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$773,653
Gross unrealized depreciation	(20,505,098)

Net unrealized depreciation	$(19,731,445)

At March 31, 2009, the Portfolio had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Buy:
Euro Bundes Obligationer	8	6/09	$1,312,234	$1,320,701	$8,467
Eurodollar	4	6/09	961,070	989,000	27,930
Eurodollar	4	9/09	959,720	989,050	29,330
U.S. Treasury 2-Year Notes	22	6/09	4,777,880	4,793,594	15,714
U.S. Treasury 5-Year Notes	17	6/09	1,989,741	2,019,016	29,275
U.S. Treasury 10-Year Notes	9	6/09	1,085,259	1,116,703	31,444
U.S. Treasury 30-Year Bonds	14	6/09	1,779,282	1,815,844	36,562

Net unrealized gain on open futures contracts					$178,722

During the period ended March 31, 2009, written option transactions for the Portfolio were as follows:

	Number of Contracts/
	Notional Par	Premiums

Written options, outstanding December 31, 2008	152	$136,430
Options written	4,000,079	129,860
Options closed	(120)	(86,951)
Options expired	(91)	(99,381)

Written options, outstanding March 31, 2009	4,000,020	$79,958

At March 31, 2009, the Portfolio held TBA securities with a total cost of $10,028,938.

Notes to Schedule of Investments (unaudited) (continued)
At March 31, 2009, the Portfolio held the following open swap contracts:
CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

			PERIODIC
			PAYMENTS		UPFRONT
SWAP			RECEIVED		PREMIUMS
COUNTERPARTY	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	UNREALIZED
(REFERENCE ENTITY)	AMOUNT(2)	DATE	PORTFOLIO‡	VALUE(3)	(RECEIVED)	DEPRECIATION

Barclay’s Capital Inc. (CDX)	$1,171,200	12/20/12	0.600% quarterly	$(81,859)	$(53,869)	$(27,990)

Barclay’s Capital Inc. (CDX)	2,223,341	6/20/13	3.500% quarterly	(155,685)	(77,409)	(78,276)

Credit Suisse First Boston Inc. (ABX.HE.AAA)	378,030	7/25/45	0.180% quarterly	(136,091)	(23,836)	(112,255)
Credit Suisse First Boston Inc. (CMBX)	280,000	8/17/50	0.080% monthly	(94,296)	(92,501)	(1,795	)*

Net unrealized depreciation on sales of credit default swaps on credit indices						$(220,316)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

			PERIODIC
			PAYMENTS		UPFRONT
SWAP			MADE BY		PREMIUMS	UNREALIZED
COUNTERPARTY	NOTIONAL	TERMINATION	THE	MARKET	PAID/	APPRECIATION /
(REFERENCE ENTITY)	AMOUNT(2)	DATE	PORTFOLIO‡	VALUE(3)	(RECEIVED)	(DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX)	$300,000	3/22/47	0.960% monthly	$217,541	$64,254	$153,287	*
Credit Suisse First Boston Inc. (CMBX)	60,000	3/22/45	0.100% monthly	13,369	14,111	(742	)*
Credit Suisse First Boston Inc. (CMBX)	280,000	8/17/50	0.080% monthly	94,297	93,242	1,055	*
Credit Suisse First Boston Inc. (CMBX)	280,000	3/22/47	0.350% monthly	96,147	94,452	1,695	*
Credit Suisse First Boston Inc. (CMBX)	680,000	8/17/50	0.350% monthly	233,498	229,456	4,042	*

Net unrealized appreciation on buys of credit default swaps on credit indices						$159,337

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

Notes to Schedule of Investments (unaudited) (continued)
Derivative Instruments and Hedging Activities
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.
The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2009.

	Futures Contracts			Swap Contracts
			Written
Primary Underlying	Unrealized	Unrealized	Options, at	Unrealized	Unrealized
Risk Disclosure	Appreciation	Depreciation	value	Appreciation	Depreciation	Total
Interest Rate Contracts	$178,722	—	$(33,591)	—	—	$145,131
Foreign Exchange Contracts	—	—	—	—	—	—
Credit Contracts	—	—	—	$160,079	$(221,058)	(60,979)
Equity Contracts	—	—	—	—	—	—
Other Contracts	—	—	(25,019)	—	—	(25,019)
Total	$178,722	—	$(58,610)	$160,079	$(221,058)	$59,133

3. Recent Accounting Pronouncement
In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolios’ financial statement disclosures.

ITEM 2. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 3. EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Partners Variable Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: May 28, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: May 28, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer
Date: May 28, 2009